EXHIBIT 4.7

NOTE PURCHASE AGREEMENT
Dated as of July 7, 2009
among
AMERICAN AIRLINES, INC.,
U.S. BANK TRUST NATIONAL ASSOCIATION,
as Class A Pass Through Trustee
U.S. BANK TRUST NATIONAL ASSOCIATION,
as Subordination Agent
U.S. BANK NATIONAL ASSOCIATION,
as Escrow Agent
and
U.S. BANK TRUST NATIONAL ASSOCIATION,
as Paying Agent

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Schedule I	Eligible Aircraft and Scheduled Delivery Months
Schedule II	Trust Supplements
Schedule III	Required Terms

Annex A	Definitions

Exhibit A	Form of Funding Notice
Exhibit B	Form of Participation Agreement
Exhibit C	Form of Indenture and Security Agreement

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NOTE PURCHASE AGREEMENT
          This NOTE PURCHASE AGREEMENT, dated as of July 7, 2009, is made by and among (i) AMERICAN AIRLINES, INC., a Delaware corporation (together with its successors and permitted assigns, the “Company”), (ii) U.S. BANK TRUST NATIONAL ASSOCIATION (“U.S. Bank”), a national banking association, not in its individual capacity except as otherwise expressly provided herein, but solely as trustee (in such capacity, together with any successor in interest and any successor or other trustee appointed as provided in the Class A Pass Through Trust Agreement (as defined below), the “Class A Pass Through Trustee”) under the Class A Pass Through Trust Agreement, (iii) U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, as subordination agent and trustee (in such capacity together with its successors in such capacity, the “Subordination Agent”) under the Intercreditor Agreement (as defined below), (iv) U.S. BANK NATIONAL ASSOCIATION, a national banking association, as Escrow Agent (in such capacity together with its successors in such capacity, the “Escrow Agent”), under the Escrow and Paying Agent Agreement (as defined below), and (v) U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, as Paying Agent (in such capacity together with its successors in such capacity, the “Paying Agent”) under the Escrow and Paying Agent Agreement.
WITNESSETH:
          WHEREAS, capitalized terms used but not defined herein shall have the meanings ascribed to such terms in Annex A hereto;
          WHEREAS, the Company owns the four Boeing 777-223ER aircraft (each, an “Owned Aircraft”, and collectively, the “Owned Aircraft”) described in Schedule I hereto, and, concurrently with the execution and delivery of this Agreement, the Company, U.S. Bank, the Class A Pass Through Trustee, the Subordination Agent and the applicable Loan Trustee are entering into a Participation Agreement and an Indenture with respect to each such Owned Aircraft;
          WHEREAS, the Company has obtained commitments from the Manufacturer pursuant to the Aircraft Purchase Agreement for the delivery scheduled on or prior to October 31, 2010 of 59 new Boeing 737-823 aircraft listed in Schedule I hereto (together with any aircraft substituted therefor in accordance with the Aircraft Purchase Agreement prior to the delivery thereof, each, an “Eligible Aircraft” and, collectively, the “Eligible Aircraft”), and the Company wishes to finance pursuant to this Note Purchase Agreement a portion of the purchase price of 16 aircraft included in the Eligible Aircraft as such 16 aircraft may be selected by the Company in its sole discretion (such 16 aircraft selected by the Company to be financed hereunder, each, a “New Aircraft” and, collectively, the “New Aircraft”);
          WHEREAS, pursuant to the Basic Pass Through Trust Agreement and the Trust Supplement set forth in Schedule II hereto, and concurrently with the execution and delivery of this Note Purchase Agreement, one grantor trust (the “Class A Pass Through Trust”; and the Basic Pass Through Trust Agreement, together with such Trust Supplement, as amended, supplemented or otherwise modified from time to time in accordance with their terms, the “Class

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A Pass Through Trust Agreement”) has been created to facilitate the transactions contemplated by the Participation Agreements relating to the Owned Aircraft and certain of the transactions contemplated hereby, including, without limitation, the issuance and sale of pass through certificates pursuant thereto (together with any other pass through certificates for which such pass through certificates may be exchanged, collectively, the “Class A Certificates”) to provide financing, among other things, for the purchase by the Class A Pass Through Trust of the Series A Equipment Notes to be issued in respect of, and secured by a security interest in, the Aircraft;
          WHEREAS, the Company has entered into the Underwriting Agreement, dated as of June 29, 2009 (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Underwriting Agreement”) with the Underwriters named therein (the “Underwriters”) which provides that the Company will cause the Class A Pass Through Trustee to issue and sell the Class A Certificates to the Underwriters on the Issuance Date;
          WHEREAS, the Company may in the future enter into a Trust Supplement with respect to the Class B Pass Through Trust further to facilitate certain of the transactions contemplated hereby, including, without limitation, the issuance of the Class B Certificates to provide financing for the purchase by the Class B Pass Through Trustee of the Series B Equipment Notes, if issued in respect of, and secured by a security interest in, the Aircraft;
          WHEREAS, concurrently with the execution and delivery of this Note Purchase Agreement, (i) the Escrow Agent and the Depositary have entered into a Deposit Agreement (Class A), dated as of the Issuance Date, relating to the Class A Pass Through Trust (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Deposit Agreement”) whereby the Escrow Agent agreed to direct the Underwriters to make certain deposits referred to therein on the Issuance Date (the “Initial Deposits”) and to permit the Class A Pass Through Trustee to make additional deposits from time to time thereafter (the Initial Deposits together with such additional deposits are collectively referred to as the “Deposits”), and (ii) the Underwriters, the Class A Pass Through Trustee, the Paying Agent and the Escrow Agent have entered into an Escrow and Paying Agent Agreement (Class A), dated as of the Issuance Date, relating to the Class A Pass Through Trust (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Escrow and Paying Agent Agreement”), whereby, among other things, (a) the Underwriters agreed to deliver an amount equal to the amount of the Initial Deposits to the Depositary on behalf of the Escrow Agent and (b) the Escrow Agent, upon the Depositary receiving such Initial Deposits, agreed to deliver escrow receipts to be affixed to each Class A Certificate;
          WHEREAS, subject to the terms and conditions of this Note Purchase Agreement, each Pass Through Trustee then in existence and each of the Subordination Agent, U.S. Bank and the Company will enter into the applicable Financing Agreements to which it is intended to be a party relating to each Prefunded Aircraft;
          WHEREAS, upon the financing of each Prefunded Aircraft, the Class A Pass Through Trustee will fund its purchase of the Series A Equipment Notes in respect of such

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Prefunded Aircraft with the proceeds of a Deposit withdrawn by the Escrow Agent under the Deposit Agreement; and
          WHEREAS, concurrently with the execution and delivery of this Note Purchase Agreement, (i) the Class A Liquidity Provider has entered into the Class A Liquidity Facility, for the benefit of the holders of the Class A Certificates, with the Subordination Agent, as agent for the Class A Pass Through Trustee on behalf of the Class A Pass Through Trust and (ii) the Class A Pass Through Trustee, the Class A Liquidity Provider and the Subordination Agent have entered into the Intercreditor Agreement.
          NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
          SECTION 1. Financing of Prefunded Aircraft.
     (a) Agreement to Finance. The Company confirms that it has entered into the Aircraft Purchase Agreement with the Manufacturer pursuant to which the Company has agreed to purchase, and the Manufacturer has agreed to deliver, the Eligible Aircraft in the months specified in Schedule I hereto, all on and subject to terms and conditions specified in the Aircraft Purchase Agreement. The Company agrees to finance the Prefunded Aircraft in the manner provided herein, all on and subject to the terms and conditions hereof and of the applicable Financing Agreements.
     (b) Funding Notice. In furtherance of the foregoing, and in respect of each Prefunded Aircraft, the Company agrees to give the parties hereto, the Depositary and each of the Rating Agencies not less than two Business Days’ prior notice (or, in the case of a substitute Funding Notice under Section 1(f) or a Funding Notice in respect of a Substitute Aircraft under Section 1(h), one Business Day’s prior notice), substantially in the form of Exhibit A hereto (each, a “Funding Notice”), of the date (which date shall not be earlier than the eighth day after the date of establishment of the relevant Deposit unless the seven-day requirement set forth in the first sentence of Section 2.3(a) of the Deposit Agreement has been waived by the Depositary pursuant to the last sentence of Section 2.3(a) of the Deposit Agreement and not reinstated pursuant to the last sentence of Section 2.3(a) of the Deposit Agreement) scheduled for the financing as contemplated hereby in respect of such Prefunded Aircraft (the “Funding Date”), which notice shall:
     (i) specify the Funding Date of such Prefunded Aircraft (which shall be a Business Day on or prior to the Cut-Off Date);
     (ii) instruct the Pass Through Trustee of each Pass Through Trust then in existence to enter into the Participation Agreement included in the Financing Agreements with respect to such Prefunded Aircraft in such form and at such a time on or before the Funding Date as specified in such Funding Notice and to perform its obligations thereunder;

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     (iii) instruct the Class A Pass Through Trustee to deliver to the Escrow Agent the “Withdrawal Certificate” and the related “Applicable Notice of Purchase Withdrawal” contemplated by Section 1.02(c) of the Escrow and Paying Agent Agreement with respect to the Equipment Notes to be issued to the Class A Pass Through Trustee in connection with the financing of such Prefunded Aircraft; and
     (iv) specify the aggregate principal amount of each series of Equipment Notes to be issued, and purchased by each such Pass Through Trustee, in connection with the financing of such Prefunded Aircraft scheduled to be consummated on such Funding Date (which aggregate principal amount shall be as specified in, or as adjusted in accordance with, as the case may be, the Required Terms).
     (c) [Reserved.]
     (d) Entering into Financing Agreements. Upon receipt of a Funding Notice, the Pass Through Trustee of each Pass Through Trust then in existence shall, and shall cause the Subordination Agent to, enter into and perform their obligations under each applicable Participation Agreement and follow the other instructions specified in such Funding Notice; provided that, with respect to each Prefunded Aircraft to be financed:
     (i) subject to clauses (ii)-(iv) immediately below, the applicable Participation Agreement and the applicable Indenture, as executed and delivered, shall be substantially in the respective forms thereof annexed hereto;
     (ii) subject to clauses (iii) and (iv) immediately below, if (x) the Company shall have obtained from each Rating Agency a Rating Agency Confirmation with respect to each Class of Certificates then rated by such Rating Agency in connection with any material modifications of the applicable Financing Agreements from the forms of Financing Agreements annexed hereto (including the form of Equipment Note included in the form Indenture annexed hereto) and delivered such Rating Agency Confirmation to the Pass Through Trustee of each Pass Through Trust then in existence on or before the applicable Funding Date or (y) such Rating Agency Confirmation shall have been obtained with respect to material modifications of the Financing Agreements relating to another or any Prefunded Aircraft or with respect to material modifications of the forms of Financing Agreements annexed hereto and the applicable Financing Agreements incorporate such material modifications without additional material modifications, the applicable Financing Agreements, as executed and delivered, may incorporate such material modifications, if any;
     (iii) the applicable Financing Agreements, as executed and delivered, shall comply with the Required Terms; and

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     (iv) the Company is not required to obtain or deliver a Rating Agency Confirmation or a certification pursuant to Section 2(b)(ii) of this Note Purchase Agreement in connection with any modifications to the applicable Financing Agreements that are expressly permitted by the Required Terms (including, without limitation, certain modifications of the aggregate principal amounts of the Series A Equipment Notes to be issued in respect of such Prefunded Aircraft described under the heading “Equipment Notes” and the sub-heading “Maximum Principal Amount” in Schedule III hereto) or by Section 5(e) of this Note Purchase Agreement.
          Notwithstanding the foregoing, (x) the Financing Agreements with respect to any Aircraft and the forms of Financing Agreements annexed hereto may be modified to the extent required for the issuance or successive redemption and issuance of the Series B Equipment Notes pursuant to Section 4(a)(v) of this Note Purchase Agreement, subject to the terms of such Section and of Section 8.01(c) or 8.01(d) of the Intercreditor Agreement, whichever may be applicable, and the Company shall pay the reasonable costs and expenses of the Rating Agencies in connection with obtaining any Rating Agency Confirmation in connection therewith, and (y) the Company is not required to deliver a certification pursuant to Section 2(b)(ii) of this Note Purchase Agreement in connection with any modifications of the Financing Agreements contemplated by this sentence. With respect to each Prefunded Aircraft, the Company shall cause U.S. Bank (or such other Person that meets the eligibility requirements to act as loan trustee under the applicable Indenture) to execute as the applicable Loan Trustee the Financing Agreements relating to such Prefunded Aircraft to which such Loan Trustee is intended to be a party, and shall concurrently therewith execute such Financing Agreements to which the Company is intended to be a party and perform its respective obligations thereunder. Upon the request of one or more Rating Agencies, the Company shall deliver or cause to be delivered to such Rating Agency or Rating Agencies a true and complete copy of each Financing Agreement relating to the financing of each Prefunded Aircraft, together with a true and complete set of the closing documentation (including legal opinions) delivered to the applicable Loan Trustee, the Subordination Agent and the Pass Through Trustee of each Pass Through Trust then in existence under the applicable Participation Agreement.
     (e) Registration of Equipment Notes. The Company agrees that all Equipment Notes issued pursuant to any Indenture to which a Prefunded Aircraft shall have been subjected shall initially be registered in the name of the Subordination Agent on behalf of the applicable Pass Through Trustee.
     (f) Postponement of Delivery and Funding. If, on the Funding Date for any Prefunded Aircraft, the financing of such Prefunded Aircraft as contemplated hereunder shall not be consummated for whatever reason, the Company shall give the parties hereto and the Depositary prompt notice thereof. Promptly after the Company has identified (x) a new Funding Date on which such Prefunded Aircraft may be subjected to the financing as provided herein or (y) another Eligible Aircraft (or a Substitute Aircraft) that may be subjected to the financing as provided herein in lieu of such Prefunded Aircraft and the Funding Date for such other Eligible Aircraft (or such Substitute Aircraft) (all on and

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subject to the terms and conditions hereof and of the applicable Financing Agreements), the Company shall give the parties hereto and the Depositary a substitute Funding Notice specifying such new Funding Date for such Prefunded Aircraft or the Funding Date for such other Eligible Aircraft (or such Substitute Aircraft). Upon receipt of any such substitute Funding Notice, the Pass Through Trustee of each Pass Through Trust then in existence shall comply with its obligations under Section 7.01 of the applicable Trust Supplement and thereafter the financing of such Prefunded Aircraft, as specified in such substitute Funding Notice, shall take place on the re-scheduled Funding Date therefor (all on and subject to the terms and conditions hereof and of the applicable Financing Agreements) unless further postponed as provided herein.
     (g) Delivery of New Aircraft from Manufacturer. Anything in this Section 1 or elsewhere to the contrary notwithstanding, the Company shall have the right to accept delivery of any Prefunded Aircraft from the Manufacturer under the Aircraft Purchase Agreement prior to the Funding Date for such Prefunded Aircraft by utilization of bridge financing of such Prefunded Aircraft or using the Company’s own funds or otherwise and to specify a Funding Date for such Prefunded Aircraft that, in the case of any Prefunded Aircraft that is not a Substitute Aircraft, shall be no later than 90 days after the delivery of such Prefunded Aircraft to the Company by the Manufacturer under the Aircraft Purchase Agreement and, in each case, shall be no later than the Cut-Off Date and otherwise complying with the provisions of Section 1(b) hereof.
     (h) Substitute Aircraft. If the Funding Date for any Eligible Aircraft is delayed (a) more than 30 days beyond the last day of the month set forth opposite such Eligible Aircraft under the heading “Scheduled Delivery Month” in Schedule I hereto or (b) beyond October 31, 2010, the Company may substitute therefor an aircraft not included in the Eligible Aircraft, but meeting the following conditions (each, a “Substitute Aircraft” and, collectively, the “Substitute Aircraft”): (i) a Substitute Aircraft must be of the same model as the Eligible Aircraft being replaced and (ii) the Company shall obtain a Rating Agency Confirmation with respect to each Class of Certificates then rated by the Rating Agencies in connection with the replacement of any Eligible Aircraft by a Substitute Aircraft. Upon the satisfaction of the conditions set forth above with respect to a Substitute Aircraft, the Eligible Aircraft it replaced shall cease to be subject to this Note Purchase Agreement and all rights and obligations of the parties hereto concerning such Eligible Aircraft shall cease, and such Substitute Aircraft shall become, and thereafter be, subject to the terms and conditions of this Note Purchase Agreement to the same extent as such Eligible Aircraft.
     (i) No Liability for Failure to Purchase Equipment Notes. The Company shall have no liability for the failure of any Pass Through Trustee to purchase Equipment Notes with respect to any Prefunded Aircraft.
     (j) Withdrawals Limited to Available Deposits. Anything herein to the contrary notwithstanding, the Company shall not have the right, and shall not be entitled, at any time to request the issuance of Series A Equipment Notes in respect of the

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Prefunded Aircraft to the Class A Pass Through Trustee in an aggregate principal amount in excess of the amount of the Deposits then available for withdrawal by the Escrow Agent under and in accordance with the provisions of the Deposit Agreement.
     (k) [Intentionally Omitted.]
     (l) Notice of New Outside Termination Date. If any Labor Strike (as defined below) shall have occurred, the Company may, at any time and from time to time, give notice to each Pass Through Trustee then in existence and the Subordination Agent and instruct the Class A Pass Through Trustee, and the Class A Pass Through Trustee agrees, to notify the Escrow Agent that the “Outside Termination Date” shall be extended beyond January 31, 2011 by adding thereto the Additional Days (as defined below) with respect to such Labor Strike and to specify the new “Outside Termination Date” as so extended; provided that in no event shall the new “Outside Termination Date” be later than the second anniversary of the Issuance Date. The term “Labor Strike” shall mean any labor strike that occurs or continues at The Boeing Company after the Issuance Date and prior to the second anniversary of the Issuance Date. The term “Additional Days”, with respect to each Labor Strike, shall mean the number of days that such Labor Strike continued in effect after the Issuance Date.
          SECTION 2. Conditions Precedent. The obligation of each of the Pass Through Trustees then in existence to enter into, and to cause the Subordination Agent to enter into, a Participation Agreement relating to any Prefunded Aircraft as directed pursuant to a Funding Notice and to perform its obligations thereunder is subject to satisfaction of the following conditions:
     (a) no Triggering Event shall have occurred;
     (b) subject to Section 1(d)(iv) and the last paragraph of Section 1(d), the Company shall have delivered a certificate to each of the Class A Pass Through Trustee and the Class A Liquidity Provider stating that (i) such Participation Agreement and the other Financing Agreements to be entered into pursuant to such Participation Agreement comply with the Required Terms and (ii) if any substantive modifications of such Financing Agreements from the forms of Financing Agreements attached to this Note Purchase Agreement have been made, such substantive modifications do not materially and adversely affect the holders of the Class A Certificates or the Class A Liquidity Provider, and such certification shall be true and correct.
Anything herein to the contrary notwithstanding, the obligation of each Pass Through Trustee then in existence to purchase Equipment Notes hereunder shall terminate on the Cut-Off Date.
          SECTION 3. Representations and Warranties.
     (a) Representations and Warranties of the Company. The Company represents and warrants that:

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     (i) Due Incorporation; Good Standing; Corporate Power; Etc. The Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is a Citizen of the United States and has the full corporate power, authority and legal right under the laws of the State of Delaware to execute and deliver this Note Purchase Agreement and each Financing Agreement to which it will be a party and to carry out the obligations of the Company under this Note Purchase Agreement and each Financing Agreement to which it will be a party;
     (ii) Authorization; No Conflicts. The execution and delivery by the Company of this Note Purchase Agreement and the performance by the Company of its obligations under this Note Purchase Agreement have been duly authorized by the Company and will not violate its Certificate of Incorporation or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and
     (iii) Enforceability. This Note Purchase Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.
     (b) Representations and Warranties of U.S. Bank. U.S. Bank represents and warrants that:
     (i) Due Incorporation; Good Standing; Corporate Power; Etc. U.S. Bank is a national banking association duly organized and validly existing in good standing under the laws of the United States and is a Citizen of the United States and has the full corporate power, authority and legal right under the laws of the United States and of the state of the United States in which it is located and pertaining to its banking, trust and fiduciary powers to execute and deliver this Note Purchase Agreement and each Financing Agreement to which it will be a party and to carry out the obligations of U.S. Bank, in its capacity as Subordination Agent, Class A Pass Through Trustee or Paying Agent, as the case may be, under this Note Purchase Agreement and each Financing Agreement to which it will be a party;
     (ii) Due Authorization; No Conflicts. The execution and delivery by U.S. Bank, in its capacity as Subordination Agent, Class A Pass Through Trustee or Paying Agent, as the case may be, of this Note Purchase Agreement and the performance by U.S. Bank, in its capacity as Subordination Agent, Class A Pass Through Trustee or Paying Agent, as the

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case may be, of its obligations under this Note Purchase Agreement have been duly authorized by U.S. Bank, in its capacity as Subordination Agent, Class A Pass Through Trustee or Paying Agent, as the case may be, and will not violate its articles of association or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and
     (iii) Enforceability. This Note Purchase Agreement constitutes the legal, valid and binding obligations of U.S. Bank, in its capacity as Subordination Agent, Class A Pass Through Trustee or Paying Agent, as the case may be, enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.
     (c) Representations and Warranties of the Class A Pass Through Trustee. The Class A Pass Through Trustee hereby confirms to each of the other parties hereto that its representations and warranties set forth in Section 7.15 of the Basic Pass Through Trust Agreement and Section 7.04 of the applicable Trust Supplement are true and correct as of the date hereof.
     (d) Representations and Warranties of the Subordination Agent. The Subordination Agent represents and warrants that:
     (i) Due Incorporation; Good Standing; Corporate Power; Etc. The Subordination Agent is a national banking association duly organized and validly existing in good standing under the laws of the United States, and has the full corporate power, authority and legal right under the laws of the United States and of the state of the United States in which it is located and pertaining to its banking, trust and fiduciary powers to execute and deliver this Note Purchase Agreement and each Financing Agreement to which it is or will be a party and to perform its obligations under this Note Purchase Agreement and each Financing Agreement to which it is or will be a party;
     (ii) Due Authorization; Enforceability. This Note Purchase Agreement has been duly authorized, executed and delivered by the Subordination Agent; this Note Purchase Agreement constitutes the legal, valid and binding obligations of the Subordination Agent enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity;
     (iii) Compliance with Laws; No Conflicts. None of the execution, delivery and performance by the Subordination Agent of this Note Purchase Agreement contravenes any law, rule or regulation of the state of the United States in which it is located or any United States governmental authority or agency regulating the Subordination Agent’s banking, trust or fiduciary powers or any judgment or order applicable to or binding on the Subordination Agent or

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contravenes the Subordination Agent’s articles of association or by-laws or results in any breach of, or constitute a default under, any agreement or instrument to which the Subordination Agent is a party or by which it or any of its properties may be bound;
     (iv) No Governmental Consents. Neither the execution and delivery by the Subordination Agent of this Note Purchase Agreement nor the consummation by the Subordination Agent of any of the transactions contemplated hereby requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any governmental authority or agency of the state of the United States in which it is located or any federal governmental authority or agency regulating the Subordination Agent’s banking, trust or fiduciary powers;
     (v) Certain Tax Matters. There are no Taxes payable by the Subordination Agent imposed by any state of the United States in which it is located or any political subdivision or taxing authority thereof in connection with the execution, delivery and performance by the Subordination Agent of this Note Purchase Agreement or the Intercreditor Agreement (other than franchise or other taxes based on or measured by any fees or compensation received by the Subordination Agent for services rendered in connection with the transactions contemplated by the Intercreditor Agreement or the Class A Liquidity Facility), and there are no Taxes payable by the Subordination Agent imposed by any state of the United States in which it is located or any political subdivision thereof in connection with the acquisition, possession or ownership by the Subordination Agent of any of the Equipment Notes (other than franchise or other taxes based on or measured by any fees or compensation received by the Subordination Agent for services rendered in connection with the transactions contemplated by the Intercreditor Agreement or the Class A Liquidity Facility); and
     (vi) No Proceedings. There are no pending or threatened actions or proceedings against the Subordination Agent before any court or administrative agency which individually or in the aggregate, if determined adversely to it, would materially adversely affect the ability of the Subordination Agent to perform its obligations under this Note Purchase Agreement.
     (e) Representations and Warranties of the Escrow Agent. The Escrow Agent represents and warrants that:
     (i) Due Incorporation; Good Standing; Corporate Power; Etc. The Escrow Agent is a national banking association duly incorporated, validly existing and in good standing under the laws of the United States and has the full corporate power, authority and legal right under the laws of the United States and of the state of the United States in which it is located and pertaining to its banking, trust and fiduciary powers to execute and deliver this Note Purchase Agreement, the Deposit

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Agreement and the Escrow and Paying Agent Agreement (collectively, the “Escrow Agent Agreements”) and to carry out the obligations of the Escrow Agent under each of the Escrow Agent Agreements;
     (ii) Due Authorization; No Conflicts. The execution and delivery by the Escrow Agent of each of the Escrow Agent Agreements and the performance by the Escrow Agent of its obligations hereunder and thereunder have been duly authorized by the Escrow Agent and will not violate its articles of association or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and
     (iii) Enforceability. Each of the Escrow Agent Agreements constitutes the legal, valid and binding obligations of the Escrow Agent enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.
     (f) Representations and Warranties of the Paying Agent. The Paying Agent represents and warrants that:
     (i) Due Incorporation; Good Standing; Corporate Power; Etc. The Paying Agent is a national banking association duly organized and validly existing in good standing under the laws of the United States, and has the full corporate power, authority and legal right under the laws of the United States and of the state in which it is located and pertaining to its banking, trust and fiduciary powers to execute and deliver this Note Purchase Agreement and the Escrow and Paying Agent Agreement (collectively, the “Paying Agent Agreements”) and to carry out the obligations of the Paying Agent under each of the Paying Agent Agreements;
     (ii) Due Authorization; No Conflicts. The execution and delivery by the Paying Agent of each of the Paying Agent Agreements and the performance by the Paying Agent of its obligations hereunder and thereunder have been duly authorized by the Paying Agent and will not violate its articles of association or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and
     (iii) Enforceability. Each of the Paying Agent Agreements constitutes the legal, valid and binding obligations of the Paying Agent enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.
          SECTION 4. Covenants.

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     (a) Covenants of the Company.
     (i) Maintenance of Corporate Existence. Subject to, and except as contemplated by, Section 4(a)(iii) of this Note Purchase Agreement, the Company shall at all times maintain its corporate existence.
     (ii) Maintenance of Status as Certificated Air Carrier; Section 1110. The Company shall, for as long as and to the extent required under Section 1110 in order that the Loan Trustee shall be entitled to any of the benefits of Section 1110 with respect to the Aircraft, remain a Certificated Air Carrier.
     (iii) Merger, Consolidation, Acquisition of the Company. The Company shall not consolidate with or merge into any other Person or convey, transfer or lease substantially all of its assets as an entirety to any Person, unless the Person formed by such consolidation or into which the Company is merged or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety shall execute and deliver to the Pass Through Trustees, the Subordination Agent, the Escrow Agent and the Paying Agent an agreement containing the express assumption by such successor Person of the due and punctual performance and observance of each covenant and condition of this Note Purchase Agreement to be performed or observed by the Company. Upon any such consolidation or merger, or any conveyance, transfer or lease of substantially all of the assets of the Company as an entirety, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Note Purchase Agreement with the same effect as if such successor Person had been named as the Company herein.
     (iv) Notice of Occurrence of Cut-Off Date. The Company agrees to provide written notice to each of the parties hereto of the occurrence of the Cut-Off Date no later than one Business Day after the date thereof.
     (v) Issuance and Refinancing of Series B Equipment Notes. The Company shall not (A) issue any Series B Equipment Notes, or (B) if any Series B Equipment Notes shall have been issued, redeem such Series B Equipment Notes and issue new Series B Equipment Notes, in each case, under any Indenture, unless Series B Equipment Notes shall be issued under all (and not less than all) of the Indentures and the Company shall have obtained a Rating Agency Confirmation with respect to the Class A Certificates in connection with such issuance or such redemption and issuance, as applicable; and any such issuance or redemption and issuance, as applicable, shall be subject to the terms of Section 8.01(c) or 8.01(d), as applicable, of the Intercreditor Agreement. If any Series B Equipment Notes are to be so issued, the Class B Pass Through Trustee shall execute and deliver an instrument by which the Class B Pass Through Trustee becomes a party hereto, and

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each of the parties hereto agrees, at the Company’s request, to enter into any amendments to this Note Purchase Agreement (including, without limitation, any modifications of the Indenture Form and the Participation Agreement Form) and any other Operative Agreements as may be necessary or desirable to give effect to such issuance or redemption and issuance of any such Series B Equipment Notes and the issuance of pass through certificates by any pass through trust that acquires any such Series B Equipment Notes and to make changes relating to any of the foregoing (including, without limitation, to provide for any prefunding mechanism in connection therewith) and to provide for any credit support for any pass through certificates relating to any such Series B Equipment Notes (including, without limitation, to provide for payment of fees, interest, expenses, reimbursement of advances and other obligations arising from such credit support (including, without limitation, to specify such credit support as a “Liquidity Facility” and the “Class B Liquidity Facility” and the provider of any such credit support as a “Liquidity Provider” and the “Class B Liquidity Provider” and, if the Class B Liquidity Facility is to be comprised of more than one instrument, to incorporate appropriate mechanics for multiple Liquidity Facilities for a single Pass Through Trust)).
     (vi) Certain Reports to Subordination Agent. Promptly after the occurrence of a Triggering Event or an Indenture Event of Default resulting from the failure of the Company to make payments on any Equipment Note and on every Regular Distribution Date while the Triggering Event or such Indenture Event of Default shall be continuing, the Company shall, at the Subordination Agent’s request from time to time but in any event no more frequently than once every three months, provide to the Subordination Agent a statement setting forth the following information with respect to each Aircraft then subject to the lien of an Indenture: (A) whether the Aircraft are currently in service or parked in storage, (B) the maintenance status of the Aircraft, and (C) the location of the Engines (as defined in the respective Indentures to which such Aircraft are subject). As used in this Section 4(a)(vi), the terms “Triggering Event”, “Indenture Event of Default” and “Regular Distribution Date” have the respective meanings set forth in the Intercreditor Agreement.
     (b) Covenants by U.S. Bank.
     (i) Status as Citizen of the United States. U.S. Bank, in its individual capacity, covenants with each of the other parties to this Note Purchase Agreement that it will, immediately upon obtaining knowledge of any facts that would cast doubt upon its continuing status as a Citizen of the United States and promptly upon public disclosure of negotiations in respect of any transaction which would or might adversely affect such status, notify in writing all parties hereto of all relevant matters in connection therewith. Upon U.S. Bank giving any such notice, U.S. Bank shall, subject to Section 8.01 of any Indenture then entered into, resign as Loan Trustee in respect of such Indenture.

Note Purchase Agreement
2009-1 Aircraft EETC

     (ii) Situs of Activity. Except with the consent of the Company, which shall not be unreasonably withheld: (A) U.S. Bank will act as Pass Through Trustee solely through its offices within the State of Delaware, except for such services as may be performed for it by independent agents in the ordinary course of business, but not directly by it, in other states; and (B) U.S. Bank will act as Subordination Agent solely through its offices within the Commonwealth of Massachusetts, except for such services as may be performed by it by independent agents acting in the ordinary course of business, but not directly by it, in other states.
     (c) [Reserved].
     (d) Covenants by the Pass Through Trustees.
     (i) Tax Forms of the Class A Pass Through Trustee. On or prior to the date this Note Purchase Agreement is executed, the Class A Pass Through Trustee shall have provided a completed and executed copy of IRS Form W-9 of the Class A Pass Through Trust to each of the Company, the Subordination Agent, the Class A Liquidity Provider, the Escrow Agent, the Paying Agent and the Depositary.
     (ii) Tax Forms of the Class B Pass Through Trustee. If any Series B Equipment Notes shall be issued under any Indenture, on or prior to the date such Series B Equipment Notes shall have been so issued, the Class B Pass Through Trustee shall have provided a completed and executed copy of IRS Form W-9 of the Class B Pass Through Trust to each of the Company and the Subordination Agent and, if a Class B Liquidity Facility shall have been provided, to the Class B Liquidity Provider.
          SECTION 5. Depositary Downgrade and Replacement of Depositary.
     (a) Depositary Downgrade and Option to Replace. If (1) the Depositary’s Short-Term Rating issued by a Rating Agency is downgraded below P-1 by Moody’s or A-1+ by Standard & Poor’s, as applicable (each such minimum rating, a “Depositary Threshold Rating”), or (2) the Company, in its sole discretion, gives written notice to the Depositary of the Company’s election that the Depositary be replaced, the Company shall, within 30 days after such event occurring, cause the Depositary to be replaced with a depositary bank meeting the terms and on the conditions set forth in Section 5(c) (a “Replacement Depositary”).
     (b) [Intentionally omitted.]
     (c) Terms and Preconditions for Replacement of Depositary.
     (i) Minimum Credit Ratings; Confirmation from Ratings Agency. Any Replacement Depositary may either be (x) one that meets the Depositary Threshold Ratings or (y) one that does not meet the Depositary Threshold Ratings, so long as,

Note Purchase Agreement
2009-1 Aircraft EETC

in the case of either of the immediately preceding clauses (x) and (y), the Company shall have obtained a Rating Agency Confirmation with respect to the Class A Certificates in connection with the replacement of the Depositary with such Replacement Depositary.
     (ii) Certain Fees and Expenses. The Company shall pay all fees, expenses and other amounts then owing to the replaced Depositary. The Company shall also pay (x) any up-front fee of the Replacement Depositary and (y) all out-of-pocket expenses (including reasonable fees and expenses of legal counsel) of the parties hereto (including, without limitation, all amounts payable to the Rating Agencies) incurred in connection with such replacement.
     (iii) Replacement Deposit Agreement; Opinions and Other Closing Requirements. The Company shall cause the Replacement Depositary to enter into a Replacement Deposit Agreement for the Class A Certificates with the Escrow Agent (and the Escrow Agent agrees to enter into any such Replacement Deposit Agreement upon request of the Company) and shall cause the Replacement Depositary to deliver to the Company and each Rating Agency legal opinions and other closing documentation substantially similar in scope and substance as those that were delivered by the Depositary being replaced in connection with the execution and delivery of the Deposit Agreement being replaced.
     (d) Withdrawal Certificate and Notice of Replacement Withdrawal. Upon satisfaction of the conditions set forth in Section 5(c), the Company shall instruct the Class A Pass Through Trustee, and the Class A Pass Through Trustee agrees, to execute and deliver to the Escrow Agent a duly completed Withdrawal Certificate (as defined in the Escrow and Paying Agent Agreement) together with a Notice of Replacement Withdrawal (as defined in the Escrow and Paying Agent Agreement).
     (e) Amendments to Documents. Each of the parties hereto agrees, at the Company’s request, to enter into any amendments to this Note Purchase Agreement, the Escrow and Paying Agent Agreement and any other Operative Agreements as may be necessary or desirable to give effect to the replacement of the Depositary with the Replacement Depositary and the replacement of the Deposit Agreement with the Replacement Deposit Agreement.
     (f) Effect of Replacement. Until the execution and delivery of the Replacement Deposit Agreement, the Deposit Agreement with the Depositary being replaced shall remain in full force and effect. Upon the execution and delivery of the Replacement Deposit Agreement, the Replacement Depositary shall be deemed to be the Depositary with all of the rights and obligations of the Depositary hereunder and under the other Operative Agreements and the Replacement Deposit Agreement shall be deemed to be the Deposit Agreement hereunder and under the other Operative Agreements.

Note Purchase Agreement
2009-1 Aircraft EETC

          SECTION 6. Notices. Unless otherwise expressly specified or permitted by the terms hereof, all notices, requests, demands, authorizations, directions, consents or waivers required or permitted by the terms and provisions of this Note Purchase Agreement shall be in English and in writing, and given by United States registered or certified mail, return receipt requested, overnight courier service or facsimile, and any such notice shall be effective when received (or, if delivered by facsimile, upon completion of transmission and confirmation by the sender (by a telephone call to a representative of the recipient or by machine confirmation) that such transmission was received) to the relevant party hereto at the address or facsimile number set forth below the signature of such party at the foot of this Note Purchase Agreement or to such other address or facsimile number as such party may hereafter specify by notice to the other parties.
          SECTION 7. [Intentionally Omitted.]
          SECTION 8. Further Assurances. Each party hereto shall duly execute, acknowledge and deliver, or shall cause to be executed, acknowledged and delivered, all such further agreements, instruments, certificates or documents, and shall do and cause to be done such further acts and things, in any case, as any other party hereto shall reasonably request in connection with its administration of, or to carry out more effectually the purposes of, or to better assure and confirm unto it the rights and benefits to be provided under, this Note Purchase Agreement.
          SECTION 9. Miscellaneous.
     (a) Survival of Representations and Covenants. Provided that the transactions contemplated hereby have been consummated, and except as otherwise provided for herein, the representations, warranties and agreements herein of the Company, the Subordination Agent, the Escrow Agent, the Paying Agent and each Pass Through Trustee, and the Company’s, Subordination Agent’s, the Escrow Agent’s, the Paying Agent’s and each Pass Through Trustee’s obligations under any and all thereof, shall survive the expiration or other termination of this Note Purchase Agreement and the other agreements referred to herein.
     (b) Counterparts; Amendments; Effect of Headings; Successors and Assigns. This Note Purchase Agreement may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Each counterpart of this Note Purchase Agreement, including a signature page executed by each of the parties hereto, shall be an original counterpart of this Note Purchase Agreement, but all of such counterparts together shall constitute one instrument. Neither this Note Purchase Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification is sought. The Table of Contents to this Note Purchase Agreement and the headings of the various Sections and Subsections of this Note Purchase Agreement are for convenience of reference only and shall not modify, define,

Note Purchase Agreement
2009-1 Aircraft EETC

expand or limit any of the terms or provisions hereof. The terms of this Note Purchase Agreement shall be binding upon, and shall inure to the benefit of, the Company and its successors and permitted assigns, the Pass Through Trustee and its successors as Pass Through Trustee (and any additional trustee appointed) under any of the Pass Through Trust Agreements, the Escrow Agent and its successors as Escrow Agent under the Escrow and Paying Agent Agreement, the Paying Agent and its successors as Paying Agent under the Escrow and Paying Agent Agreement and the Subordination Agent and its successors as Subordination Agent under the Intercreditor Agreement.
     (c) Benefits of Agreement. This Note Purchase Agreement is not intended to, and shall not, provide any Person not a party hereto (other than the Underwriters and the Depositary as a beneficiary of Section 5(c)(ii) hereof) with any rights of any nature whatsoever against any of the parties hereto, and no Person not a party hereto (other than the Underwriters and the Depositary as a beneficiary of Section 5(c)(ii) hereof) shall have any right, power or privilege in respect of, or have any benefit or interest arising out of, this Note Purchase Agreement. To the extent that this Note Purchase Agreement expressly confers upon, gives or grants any right, power, privilege, benefit, interest, remedy or claim to the Depositary with respect to Section 5(c)(ii) hereof, the Depositary is hereby recognized as a third party beneficiary hereunder and may enforce any such right, power, privilege, benefit, interest, remedy or claim.
          SECTION 10. Governing Law. THIS NOTE PURCHASE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THIS NOTE PURCHASE AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK.
[Signature Pages Follow.]

Note Purchase Agreement
2009-1 Aircraft EETC

          IN WITNESS WHEREOF, the parties hereto have caused this Note Purchase Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

AMERICAN AIRLINES, INC.
By:	/s/ Peter M. Warlick
	Name:	Peter M. Warlick
	Title:	Managing Director Corporate Finance & Banking
	Address:	4333 Amon Carter Boulevard Mail Drop 5662 Fort Worth, Texas 76155 Ref.: American Airlines 2009-1 EETC Attention: Treasurer Telephone: (817) 963-1234 Facsimile: (817) 967-4318

Signature Page

Note Purchase Agreement
2009-1 Aircraft EETC

U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise provided herein, but solely as Class A Pass Through Trustee
By:	/s/ Alison D. B. Nadeau
	Name:	Alison D. B. Nadeau
	Title:	Vice President
	Address:	300 Delaware Avenue, 9th Floor Mail Code EX-DE-WDAW Wilmington, Delaware 19801 Attention: Corporate Trust Services Ref.: American Airlines 2009-1 EETC Telephone: (302) 576-3703 Facsimile: (302) 576-3717

U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise provided herein, but solely as Subordination Agent
By:	/s/ Alison D. B. Nadeau
	Name:	Alison D. B. Nadeau
	Title:	Vice President
	Address:	One Federal Street, 3rd Floor Mail Code EX-MA-FED Boston, Massachusetts 02110 Attention: Corporate Trust Services Ref.: American Airlines 2009-1 EETC Telephone: (617) 603-6553 Facsimile: (617) 603-6683

Signature Page

Note Purchase Agreement
2009-1 Aircraft EETC

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise provided herein, but solely as Escrow Agent
By:	/s/ Alison D. B. Nadeau
	Name:	Alison D. B. Nadeau
	Title:	Vice President
	Address:	One Federal Street, 3rd Floor Boston, Massachusetts 02110 Attention: Corporate Trust Services Ref.: American Airlines 2009-1 EETC Telephone: (617) 603-6553 Facsimile: (617) 603-6683

U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise provided herein, but solely as Paying Agent
By:	/s/ Alison D. B. Nadeau
	Name:	Alison D. B. Nadeau
	Title:	Vice President
	Address:	One Federal Street, 3rd Floor Mail Code EX-MA-FED Boston, Massachusetts 02110 Attention: Corporate Trust Services Ref.: American Airlines 2009-1 EETC Telephone: (617) 603-6553 Facsimile: (617) 603-6683

Signature Page

Note Purchase Agreement
2009-1 Aircraft EETC

SCHEDULE I to
NOTE PURCHASE AGREEMENT
AIRCRAFT
Part One — Owned Aircraft

	U.S.		Airframe Model			Engine Model
	Registration	Airframe	(including generic	Airframe		(including generic manufacturer and	Engine
No.	No.	Manufacturer	manufacturer and model)	MSN	Engine Manufacturer	model)	MSNs
1.	N780AN	Boeing	777-223ER (BOEING 777-200)	29956	Rolls Royce	RB211-TRENT-892 (ROLLS ROYCE TRENT800)	51165 51183
2.	N795AN	Boeing	777-223ER (BOEING 777-200)	30257	Rolls Royce	RB211-TRENT-892 (ROLLS ROYCE TRENT800)	51270 51271
3.	N771AN	Boeing	777-223ER (BOEING 777-200)	29579	Rolls Royce	RB211-TRENT-892 (ROLLS ROYCE TRENT800)	51136 51137
4.	N773AN	Boeing	777-223ER (BOEING 777-200)	29583	Rolls Royce	RB211-TRENT-892 (ROLLS ROYCE TRENT800)	51143 51144
Part Two — Eligible Aircraft and Scheduled Delivery Months

	Expected
	U.S.		Expected Airframe Model	Expected		Expected Engine Model
	Registration	Airframe	(including generic	Airframe	Expected Engine	(including generic	Scheduled Delivery
No.	No.	Manufacturer	manufacturer and model)	MSN	Manufacturer	manufacturer and model)	Month
1.	N992AN	Boeing	737-823 (BOEING 737-800)	31071	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	July 2009
2.	N800NN	Boeing	737-823 (BOEING 737-800)	29564	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	July 2009
3.	N801NN	Boeing	737-823 (BOEING 737-800)	29565	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	July 2009
4.	N802NN	Boeing	737-823 (BOEING 737-800)	31073	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	August 2009
5.	N803NN	Boeing	737-823 (BOEING 737-800)	29566	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	August 2009
6.	N804NN	Boeing	737-823 (BOEING 737-800)	29567	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	August 2009
7.	N805NN	Boeing	737-823 (BOEING 737-800)	31075	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	September 2009

Note Purchase Agreement
2009-1 Aircraft EETC

SCHEDULE I to
NOTE PURCHASE AGREEMENT
(Cont’d)

	Expected
	U.S.		Expected Airframe Model	Expected		Expected Engine Model
	Registration	Airframe	(including generic	Airframe	Expected Engine	(including generic	Scheduled Delivery
No.	No.	Manufacturer	manufacturer and model)	MSN	Manufacturer	manufacturer and model)	Month
8.	N806NN	Boeing	737-823 (BOEING 737-800)	29561	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	September 2009
9.	N807NN	Boeing	737-823 (BOEING 737-800)	31077	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	September 2009
10.	N809NN	Boeing	737-823 (BOEING 737-800)	33519	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	October 2009
11.	N808NN	Boeing	737-823 (BOEING 737-800)	33206	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	October 2009
12.	N812NN	Boeing	737-823 (BOEING 737-800)	33520	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	October 2009
13.	N811NN	Boeing	737-823 (BOEING 737-800)	31079	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	October 2009
14.	N810NN	Boeing	737-823 (BOEING 737-800)	33207	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	October 2009
15.	N814NN	Boeing	737-823 (BOEING 737-800)	29562	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	November 2009
16.	N815NN	Boeing	737-823 (BOEING 737-800)	33208	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	November 2009
17.	N813NN	Boeing	737-823 (BOEING 737-800)	30918	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	November 2009
18.	N816NN	Boeing	737-823 (BOEING 737-800)	31081	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	November 2009
19.	N817NN	Boeing	737-823 (BOEING 737-800)	29558	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	December 2009
20.	N818NN	Boeing	737-823 (BOEING 737-800)	30910	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	December 2009
21.	N819NN	Boeing	737-823 (BOEING 737-800)	31083	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	December 2009
22.	N820NN	Boeing	737-823 (BOEING 737-800)	29559	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	December 2009
Sch. I-2

Note Purchase Agreement
2009-1 Aircraft EETC

SCHEDULE I to
NOTE PURCHASE AGREEMENT
(Cont’d)

	Expected
	U.S.		Expected Airframe Model	Expected		Expected Engine Model
	Registration	Airframe	(including generic	Airframe	Expected Engine	(including generic	Scheduled Delivery
No.	No.	Manufacturer	manufacturer and model)	MSN	Manufacturer	manufacturer and model)	Month
23.	N821NN	Boeing	737-823 (BOEING 737-800)	30912	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	January 2010
24.	N822NN	Boeing	737-823 (BOEING 737-800)	31085	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	January 2010
25.	N823NN	Boeing	737-823 (BOEING 737-800)	29560	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	January 2010
26.	N824NN	Boeing	737-823 (BOEING 737-800)	30916	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	February 2010
27.	N825NN	Boeing	737-823 (BOEING 737-800)	31087	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	February 2010
28.	N826NN	Boeing	737-823 (BOEING 737-800)	31089	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	February 2010
29.	N827NN	Boeing	737-823 (BOEING 737-800)	33209	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	March 2010
30.	N828NN	Boeing	737-823 (BOEING 737-800)	33210	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	March 2010
31.	N829NN	Boeing	737-823 (BOEING 737-800)	31091	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	March 2010
32.	N830NN	Boeing	737-823 (BOEING 737-800)	33211	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	March 2010
33.	N831NN	Boeing	737-823 (BOEING 737-800)	33521	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	April 2010
34.	N832NN	Boeing	737-823 (BOEING 737-800)	31093	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	April 2010
35.	TBD	Boeing	737-823 (BOEING 737-800)	29576	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	April 2010
36.	TBD	Boeing	737-823 (BOEING 737-800)	29577	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	April 2010
37.	TBD	Boeing	737-823 (BOEING 737-800)	31095	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	May 2010
Sch. I-3

Note Purchase Agreement
2009-1 Aircraft EETC

SCHEDULE I to
NOTE PURCHASE AGREEMENT
(Cont’d)

	Expected
	U.S.		Expected Airframe Model	Expected		Expected Engine Model
	Registration	Airframe	(including generic	Airframe	Expected Engine	(including generic	Scheduled Delivery
No.	No.	Manufacturer	manufacturer and model)	MSN	Manufacturer	manufacturer and model)	Month
38.	TBD	Boeing	737-823 (BOEING 737-800)	30908	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	May 2010
39.	TBD	Boeing	737-823 (BOEING 737-800)	29557	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	May 2010
40.	TBD	Boeing	737-823 (BOEING 737-800)	31097	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	May 2010
41.	TBD	Boeing	737-823 (BOEING 737-800)	33518	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	June 2010
42.	TBD	Boeing	737-823 (BOEING 737-800)	30914	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	June 2010
43.	TBD	Boeing	737-823 (BOEING 737-800)	31099	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	June 2010
44.	TBD	Boeing	737-823 (BOEING 737-800)	30906	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	July 2010
45.	TBD	Boeing	737-823 (BOEING 737-800)	31101	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	July 2010
46.	TBD	Boeing	737-823 (BOEING 737-800)	33212	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	July 2010
47.	TBD	Boeing	737-823 (BOEING 737-800)	40579	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	July 2010
48.	TBD	Boeing	737-823 (BOEING 737-800)	29575	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	August 2010
49.	TBD	Boeing	737-823 (BOEING 737-800)	31103	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	August 2010
50.	TBD	Boeing	737-823 (BOEING 737-800)	33213	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	August 2010
51.	TBD	Boeing	737-823 (BOEING 737-800)	40580	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	August 2010
52.	TBD	Boeing	737-823 (BOEING 737-800)	29556	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	September 2010
Sch. I-4

Note Purchase Agreement
2009-1 Aircraft EETC

SCHEDULE I to
NOTE PURCHASE AGREEMENT
(Cont’d)

	Expected
	U.S.		Expected Airframe Model	Expected		Expected Engine Model
	Registration	Airframe	(including generic	Airframe	Expected Engine	(including generic	Scheduled Delivery
No.	No.	Manufacturer	manufacturer and model)	MSN	Manufacturer	manufacturer and model)	Month
53.	TBD	Boeing	737-823 (BOEING 737-800)	33214	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	September 2010
54.	TBD	Boeing	737-823 (BOEING 737-800)	40581	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	September 2010
55.	TBD	Boeing	737-823 (BOEING 737-800)	31105	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	September 2010
56.	TBD	Boeing	737-823 (BOEING 737-800)	40582	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	October 2010
57.	TBD	Boeing	737-823 (BOEING 737-800)	30907	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	October 2010
58.	TBD	Boeing	737-823 (BOEING 737-800)	30904	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	October 2010
59.	TBD	Boeing	737-823 (BOEING 737-800)	31107	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	October 2010
Sch. I-5

Note Purchase Agreement
2009-1 Aircraft EETC

SCHEDULE II to
NOTE PURCHASE AGREEMENT
TRUST SUPPLEMENTS
Trust Supplement, dated as of the Issuance Date, between the Company and the Pass Through Trustee in respect of the American Airlines Pass Through Trust, Series 2009-1A.

Note Purchase Agreement
2009-1 Aircraft EETC

SCHEDULE III to
NOTE PURCHASE AGREEMENT
REQUIRED TERMS
Equipment Notes
Obligor: The Company
Maximum Principal Amount:
The original principal amount and amortization schedule of the Series A Equipment Notes issued with respect to a Prefunded Aircraft shall be as set forth in the following table (in the case of the amortization schedule, expressed as percentages of the original principal amount of such Series A Equipment Notes); provided that if any Series A Equipment Note is issued with respect to a Prefunded Aircraft on or after any date scheduled for a principal payment in the applicable amortization schedule below, (a) the original principal amount of such Series A Equipment Note will be reduced by the aggregate principal amount scheduled for payment on or prior to such issuance date and the principal amortization schedule for such Series A Equipment Note shall commence on the first scheduled principal payment date in such schedule occurring after the issuance of such Series A Equipment Note and (b) the amortization percentages set forth in Schedule I to the applicable Indenture and such Series A Equipment Note shall be adjusted to reflect the amortization of such reduced principal amount on the remaining payment dates:

Date	Equipment Note Ending Balance	Scheduled Payments of Principal
At Issuance	$22,902,000.00	$0.00
January 2, 2010	22,902,000.00	0.00
July 2, 2010	22,902,000.00	0.00
January 2, 2011	22,902,000.00	0.00
July 2, 2011	21,890,909.99	1,011,090.01
January 2, 2012	20,879,437.12	1,011,472.87
July 2, 2012	19,867,964.25	1,011,472.87
January 2, 2013	18,856,491.39	1,011,472.86
July 2, 2013	18,140,510.77	715,980.62
January 2, 2014	17,424,530.16	715,980.61
July 2, 2014	16,708,549.54	715,980.62
January 2, 2015	15,992,568.93	715,980.61
July 2, 2015	15,276,588.31	715,980.62
January 2, 2016	14,560,607.70	715,980.61

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Date	Equipment Note Ending Balance	Scheduled Payments of Principal
July 2, 2016	13,844,627.08	715,980.62
January 2, 2017	13,128,646.47	715,980.61
July 2, 2017	12,412,665.86	715,980.61
January 2, 2018	11,696,685.24	715,980.62
July 2, 2018	10,980,704.63	715,980.61
January 2, 2019	10,264,724.01	715,980.62
July 2, 2019	0.00	10,264,724.01
Indenture for Each Prefunded Aircraft
Debt Rate (as such term is defined in clause (i) of the definition of “Debt Rate” in the form of Indenture marked as Exhibit C of the Note Purchase Agreement (the “Indenture Form”)) for Series A (computed on the basis of a 360-day year consisting of twelve 30-day months, payable semi-annually in arrears): 10.375%.

Past Due Rate:
The lesser of (a) with respect to (i) any payment made to a Noteholder (as such term is defined in the Indenture Form) under any Series of Equipment Notes relating to such Prefunded Aircraft, the Debt Rate then applicable to such Series plus 1% and (ii) any other payment made under any Operative Document (as such term is defined in the Indenture Form) to any other Person, the Debt Rate (as such term is defined in clause (ii) of the definition of “Debt Rate” in the Indenture Form) plus 1% (computed on the basis of a year of 360 days comprised of twelve 30-day months) and (b) the maximum rate permitted by applicable law.

Payment Dates:	January 2 and July 2 commencing with January 2, 2010.

Make-Whole Amount:	As provided in Article II of the Indenture Form.

Redemption:	As provided in Article II of the Indenture Form.

All-risk hull insurance:
Not less than 110% of the unpaid principal amount of the Equipment Notes relating to such Prefunded Aircraft, subject to the Company’s right to self-insure on terms no more favorable to the Company in any material respect than those set forth in Section 7.06 of the Indenture Form.

Sch. III-2

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Participation Agreement for Each Prefunded Aircraft
The applicable Loan Trustee, the Subordination Agent, the Liquidity Providers, the Pass Through Trustees and the Escrow Agent shall be indemnified against Claims (as such term is defined in the Participation Agreement Form referred to below) to the extent set forth in Section 4.02 of the form of the Participation Agreement included as Exhibit B to the Note Purchase Agreement (the “Participation Agreement Form”).
Prohibited Modifications
1.	The parties may not modify in any material adverse respect the Granting Clause of the Indenture Form so as to deprive the Noteholders or the Related Noteholders (as defined in the Indenture Form) of a first priority security interest in and mortgage lien on the Aircraft (as defined in the Indenture Form) or, to the extent assigned thereunder, the Warranty Rights (as defined in the Indenture Form) or to eliminate any of the obligations intended to be secured thereby, or otherwise modify in any material adverse respect as regards the interests of the Noteholders, the Subordination Agent, the Class A Liquidity Provider or the Loan Trustee (as defined in the Indenture Form) the provisions of Article II or Article III, or Sections 7.05(a) or 7.05(b) (insofar as such Sections relate to conditions to “Airframe” and “Engine” replacements), or Sections 4.01, 4.02, 5.02, 9.02, 10.04, 10.11, 10.12 or 10.15 of the Indenture Form or the provisions of the proviso to the second full sentence of Section 7.02(e) of the Indenture Form as regards the rights of the Loan Trustee (as defined in the Indenture Form) thereunder or the definition of “Make-Whole Amount” in Annex A to the Indenture Form.

2.	The parties may not modify in any material adverse respect as regards the interests of the Noteholders, the Subordination Agent, the Class A Liquidity Provider or the Loan Trustee (as defined in the Participation Agreement Form) the provisions of Sections 3.01(d), 3.01(f)(i), 3.01(r), 4.01(g), 4.01(h), 6.01(e), 6.01(f), 6.02(b), 6.02(c), 7.03, 7.08 or 7.12 of the Participation Agreement Form, or the first sentence of Section 6.02(c) of the Participation Agreement Form, or the provisions of Sections 3.01(g), (h) or (i) of the Participation Agreement Form so as to eliminate the requirement to deliver to the Noteholders or the Loan Trustee (as defined in the Participation Agreement Form), as the case may be, the legal opinions to be provided to such Persons thereunder (recognizing that the lawyers rendering such opinions may be changed) or otherwise modify the terms of the Participation Agreement Form to deprive the Pass Through Trustees, the Subordination Agent, the Class A Liquidity Provider or the Loan Trustee (as defined in the Participation Agreement Form) of any indemnity, or right of reimbursement, for Claims in its favor.

3.	Nothing in the two immediately preceding paragraphs shall prohibit any modification of the Indenture Form or the Participation Agreement Form to give effect to the issuance or redemption and issuance of any Series B Equipment Notes or the issuance of pass through certificates by any pass through trust that acquires any such Series B Equipment Notes or to provide for any credit support for any pass through certificates relating to any

Sch. III-3

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such Series B Equipment Notes, in each case, as provided in Section 4(a)(v) of the Note Purchase Agreement.

Sch. III-4

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ANNEX A to
NOTE PURCHASE AGREEMENT
DEFINITIONS
     (a) Certain Rules of Construction. Unless the context otherwise requires, the following rules of construction shall apply for all purposes of the Note Purchase Agreement (including this Annex A).
     (i) Singular and Plural. The definitions stated in this Annex A apply equally to both the singular and the plural forms of the terms defined.
     (ii) References to Parts. All references in the Note Purchase Agreement to designated “Sections”, “Subsections”, “Schedules”, “Exhibits”, “Annexes” and other subdivisions are to the designated Section, Subsection, Schedule, Exhibit, Annex or other subdivision of the Note Purchase Agreement, unless otherwise specifically stated.
     (iii) Reference to the Whole. The words “herein”, “hereof” and “hereunder” and other words of similar import refer to the Note Purchase Agreement as a whole and not to any particular Article, Section, Subsection, Schedule, Exhibit, Annex or other subdivision.
     (iv) Reference to Government. All references in the Note Purchase Agreement to a “government” are to such government and any instrumentality or agency thereof.
     (v) Including Without Limitation. Unless the context otherwise requires, whenever the words “including”, “include” or “includes” are used herein, they shall be deemed to be followed by the phrase “without limitation”.
     (vi) Notice and Notify. Whenever the words “notice” or “notify” or similar words are used herein, they mean the provision of formal notice as set forth in Section 6 of the Note Purchase Agreement.
     (vii) Reference to Persons. All references in the Note Purchase Agreement to a Person shall include successors and permitted assigns of such Person.
     (b) Definitions.
          “Aircraft” means each Owned Aircraft or each Prefunded Aircraft.
          “Aircraft Purchase Agreement” means Purchase Agreement No. 1977, dated as of October 31, 1997, which incorporates by reference the Aircraft General Terms Agreement (AGTA-AAL), dated as of October 31, 1997, between the Manufacturer and the Company, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

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          “Bankruptcy Code” means the United States Bankruptcy Code, 11 United States Code §§101 et seq., as amended, or any successor statutes thereto.
          “Basic Pass Through Trust Agreement” means that certain Pass Through Trust Agreement, dated as of March 21, 2002, between the Company and U.S. Bank (as successor in interest to State Street Bank and Trust Company of Connecticut, National Association), as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms (but does not include any Trust Supplement).
          “Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks are required or authorized to close in New York, New York, Fort Worth, Texas, Boston, Massachusetts, Wilmington, Delaware or, if different from the foregoing, the city and state in which any Loan Trustee, any Pass Through Trustee or the Subordination Agent maintains its Corporate Trust Office or receives and disburses funds.
          “Certificated Air Carrier” means an air carrier holding an air carrier operating certificate issued by the Secretary of Transportation pursuant to Chapter 447 of Title 49 of the United States Code for aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo or that otherwise is certified or registered to the extent required to fall within the purview of Section 1110.
          “Certificates” means the pass through certificates issued by any Pass Through Trust (and any other pass through certificates for which such pass through certificates may be exchanged).
          “Citizen of the United States” has the meaning specified for such term in Section 40102(a)(15) of Title 49 of the United States Code or any similar legislation of the United States enacted in substitution or replacement therefor.
          “Class” means the class of Certificates issued by each Pass Through Trust.
          “Class A Certificates” has the meaning set forth in the fourth recital to the Note Purchase Agreement.
          “Class A Liquidity Facility” has the meaning set forth in the Intercreditor Agreement.
          “Class A Liquidity Provider” has the meaning set forth in the Intercreditor Agreement.
          “Class A Pass Through Trust” has the meaning set forth in the fourth recital to the Note Purchase Agreement.
          “Class A Pass Through Trust Agreement” has the meaning set forth in the fourth recital to the Note Purchase Agreement.

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          “Class A Pass Through Trustee” has the meaning set forth in the first paragraph of the Note Purchase Agreement.
          “Class B Certificates” means Certificates, if any, issued by any Class B Pass Through Trust (including, without limitation, any “Refinancing Certificates” (as such term is defined in the Intercreditor Agreement)).
          “Class B Liquidity Facility” has the meaning set forth in the Intercreditor Agreement.
          “Class B Liquidity Provider” has the meaning set forth in the Intercreditor Agreement.
          “Class B Pass Through Trust” means (i) initially, a grantor trust, if any, created pursuant to the applicable Pass Through Trust Agreement to facilitate the issuance and sale of pass through certificates in connection with the initial issuance of any Series B Equipment Notes and (ii) any “Refinancing Trust” (as such term is defined in the Intercreditor Agreement) created in connection with any subsequent redemption of such Series B Equipment Notes and issuance of new Series B Equipment Notes.
          “Class B Pass Through Trustee” means the trustee for any Class B Pass Through Trust.
          “Company” has the meaning set forth in the first paragraph of the Note Purchase Agreement.
          “Corporate Trust Office” has the meaning set forth in Section 1.01 of the Intercreditor Agreement.
          “Cut-Off Date” means the earliest of:
     (a) the day after the Delivery Period Termination Date; and
     (b) the date on which a Triggering Event occurs.
          “Delivery Period Termination Date” means the earlier of:
     (a) October 31, 2010, or, if the Equipment Notes relating to all of the New Aircraft (together with all of the Substitute Aircraft financed in lieu of Eligible Aircraft pursuant to Section 1(h) of the Note Purchase Agreement, if any) have not been purchased by the Pass Through Trustees on or prior to such date due to any reason beyond the control of the Company and not occasioned by the Company’s fault or negligence, January 31, 2011 (provided that, if a labor strike occurs or continues at the Manufacturer after the Issuance Date and on or prior to either or both of such dates referred to in this clause (a), such date or dates on or following the Issuance Date shall be extended by adding thereto the number of days that each such strike continued in effect

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after the Issuance Date, but in no event shall the Delivery Period Termination Date be later than the second anniversary of the Issuance Date); and
     (b) the date on which Equipment Notes issued with respect to all of the Prefunded Aircraft have been purchased by the Pass Through Trustees in accordance with the Note Purchase Agreement.
          “Deposits” has the meaning set forth in the seventh recital to the Note Purchase Agreement.
          “Deposit Agreement” has the meaning set forth in the seventh recital to the Note Purchase Agreement, subject to Section 5(f) of the Note Purchase Agreement.
          “Depositary” means, subject to Section 5(f) of the Note Purchase Agreement, The Bank of New York Mellon, a New York banking corporation.
          “Depositary Threshold Rating” has the meaning set forth in Section 5(a) of the Note Purchase Agreement.
          “Eligible Aircraft” has the meaning set forth in the third recital to the Note Purchase Agreement.
          “Equipment Notes” means and includes any equipment notes issued under any Indenture in the form specified in Section 2.01 thereof (as such form may be varied pursuant to the terms of the Note Purchase Agreement and of such Indenture) and any Equipment Note issued under any such Indenture in exchange for or replacement of any other Equipment Note.
          “Escrow Agent” has the meaning set forth in the first paragraph of the Note Purchase Agreement.
          “Escrow Agent Agreements” has the meaning set forth in Section 3(e)(i) of the Note Purchase Agreement.
          “Escrow and Paying Agent Agreement” has the meaning set forth in the seventh recital to the Note Purchase Agreement.
          “FAA” means the United States Federal Aviation Administration and any agency or instrumentality of the United States government succeeding to its functions.
          “Financing Agreements” means, collectively, with respect to any Aircraft, the Participation Agreement, the Indenture and the Equipment Notes issued under such Indenture, in each case relating to such Aircraft.
          “Funding Date” has the meaning set forth in Section 1(b) of the Note Purchase Agreement.

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          “Funding Notice” has the meaning set forth in Section 1(b) of the Note Purchase Agreement.
          “Government Entity” means (a) any federal, state, provincial or similar government, and any body, board, department, commission, court, tribunal, authority, agency or other instrumentality of any such government or otherwise exercising any executive, legislative, judicial, administrative or regulatory functions of such government or (b) any other government entity having jurisdiction over any matter contemplated by the Operative Agreements or relating to the observance or performance of the obligations of any of the parties to the Operative Agreements.
          “holder”, with respect to any Certificate, means the Person in whose name such Certificate is registered in the Register.
          “Indenture” means (i) with respect to a Prefunded Aircraft, an indenture and security agreement substantially in the form of Exhibit C to the Note Purchase Agreement to which such Prefunded Aircraft shall have been subjected, as the same may be amended, supplemented or otherwise modified from time to time, and (ii) with respect to an Owned Aircraft, an indenture and security agreement substantially in the form of Exhibit C to the Note Purchase Agreement to which such Owned Aircraft shall have been subjected in connection with the issuance of the Class A Certificates, as the same may be amended, supplemented or otherwise modified from time to time.
          “Indenture Form” has the meaning set forth on Schedule III to the Note Purchase Agreement.
          “Initial Deposits” has the meaning set forth in the seventh recital to the Note Purchase Agreement.
          “Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of the Issuance Date, among the Class A Pass Through Trustee, the Class A Liquidity Provider and the Subordination Agent, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms; provided that for purposes of any obligations of the Company, no amendment, modification or supplement to, or substitution or replacement of, such Intercreditor Agreement shall be effective unless consented to by the Company.
          “Issuance Date” means the date of the original issuance of the Class A Certificates.
          “Liquidity Facilities” means, collectively, the Class A Liquidity Facility and, if provided, the Class B Liquidity Facility.
          “Liquidity Providers” means, collectively, the Class A Liquidity Provider and, if any Class B Liquidity Facility shall have been provided, the Class B Liquidity Provider.

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          “Loan Trustee” means, with respect to any Aircraft, the “Loan Trustee” as defined in the Financing Agreements in respect of such Aircraft.
          “Manufacturer” means The Boeing Company, a Delaware corporation, and its successors and assigns.
          “Moody’s” means Moody’s Investors Service, Inc.
          “New Aircraft” has the meaning set forth in the third recital to the Note Purchase Agreement.
          “Note Purchase Agreement” means the Note Purchase Agreement to which this Annex A is attached.
          “Notice of Purchase Withdrawal” has the meaning set forth in Section 2.3(a) of the Deposit Agreement.
          “Operative Agreements” means, collectively, each Pass Through Trust Agreement, the Note Purchase Agreement, the Escrow and Paying Agent Agreement, the Deposit Agreement, each Liquidity Facility, the Intercreditor Agreement, the Certificates and, with respect to each Aircraft in respect of which Equipment Notes shall have been issued, the Financing Agreements.
          “Owned Aircraft” has the meaning set forth in the second recital to the Note Purchase Agreement.
          “Participation Agreement” means (i) with respect to a Prefunded Aircraft, a participation agreement substantially in the form of Exhibit B to the Note Purchase Agreement relating to the financing of such Prefunded Aircraft, as the same may be amended, supplemented or otherwise modified from time to time, and (ii) with respect to an Owned Aircraft, a participation agreement substantially in the form of Exhibit B to the Note Purchase Agreement relating to the financing of such Owned Aircraft in connection with the issuance of the Class A Certificates on the Issuance Date, as the same may be amended, supplemented or otherwise modified from time to time.
          “Participation Agreement Form” has the meaning set forth on Schedule III to the Note Purchase Agreement.
          “Pass Through Trust” means each of the separate grantor trusts that have been or will be created pursuant to the Pass Through Trust Agreements to facilitate certain of the transactions contemplated by the Operative Agreements.
          “Pass Through Trust Agreement” means each of the separate Trust Supplements relating to the Pass Through Trusts, together in each case with the Basic Pass Through Trust Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

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2009-1 Aircraft EETC

          “Pass Through Trustee” means the trustee under each Pass Through Trust Agreement, together with any successor in interest and any successor or other trustee appointed as provided in such Pass Through Trust Agreement.
          “Paying Agent” has the meaning set forth in the first paragraph of the Note Purchase Agreement.
          “Paying Agent Agreements” has the meaning set forth in Section 3(f)(i) of the Note Purchase Agreement.
          “Person” means any individual, firm, partnership, joint venture, trust, trustee, Government Entity, organization, association, corporation, limited liability company, government agency, committee, department, authority and other body, corporate or incorporate, whether having distinct legal status or not, or any member of any of the same.
          “Prefunded Aircraft” means each New Aircraft (or any Substitute Aircraft financed in lieu of an Eligible Aircraft pursuant to Section 1(h) of the Note Purchase Agreement) and, collectively, the New Aircraft (and, if applicable, the Substitute Aircraft financed in lieu of Eligible Aircraft pursuant to Section 1(h) of the Note Purchase Agreement, if any); provided that, to the extent any Substitute Aircraft is financed in lieu of an Eligible Aircraft pursuant to Section 1(h) of the Note Purchase Agreement, the number of the New Aircraft shall be reduced by the aggregate number of the Substitute Aircraft so financed.
          “Rating Agencies” means, with respect to any Class of Certificates, collectively, at any time, each nationally recognized rating agency which shall have been requested to rate such Class of Certificates and which shall then be rating such Class of Certificates. The initial Rating Agencies with respect to the Class A Certificates will be Moody’s and Standard & Poor’s.
          “Rating Agency Confirmation” means, in the case of any action or event that, pursuant to the express terms of the Note Purchase Agreement, requires a Rating Agency Confirmation with respect to any Class of Certificates in connection therewith, a written confirmation from each of the Rating Agencies then rating such Class of Certificates to the effect that such action or event would not result in (i) a reduction of the rating for such Class of Certificates by such Rating Agency below the then current rating for such Class of Certificates issued by such Rating Agency (before the downgrading of such rating, if any, as a result of the downgrading of the Depositary below the applicable Depositary Threshold Rating, if applicable) or (ii) a withdrawal or suspension of the rating of such Class of Certificates by such Rating Agency.
          “Register” means the register maintained pursuant to Sections 3.04 and 7.12 of the Basic Pass Through Trust Agreement with respect to each Pass Through Trust.
          “Replacement Deposit Agreement” means a deposit agreement substantially in the form of the replaced Deposit Agreement as shall permit the Rating Agencies to issue a Rating Agency Confirmation with respect to the Class A Certificates in connection with the replacement of the Depositary with the Replacement Depositary party to such deposit agreement.

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          “Replacement Depositary” has the meaning set forth in Section 5(a) of the Note Purchase Agreement.
          “Required Terms” means the provisions set forth on Schedule III to the Note Purchase Agreement.
          “Section 1110” means Section 1110 of the Bankruptcy Code or any successor or analogous Section of the federal bankruptcy law in effect from time to time.
          “Series A Equipment Notes” means Equipment Notes issued under an Indenture and designated as “Series A” thereunder.
          “Series B Equipment Notes” means Equipment Notes, if any, issued under an Indenture and designated as “Series B” thereunder.
          “Short-Term Rating” means, for any entity, (a) in the case of Moody’s, the short-term unsecured debt rating of such entity, and (b) in the case of Standard & Poor’s, the short-term issuer credit rating of such entity.
          “Standard & Poor’s” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business.
          “Subordination Agent” has the meaning set forth in the first paragraph of the Note Purchase Agreement.
          “Substitute Aircraft” has the meaning set forth in Section 1(h) of the Note Purchase Agreement.
          “Taxes” means all license, recording, documentary, registration and other similar fees and all taxes, levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever imposed by any Taxing Authority, together with any penalties, additions to tax, fines or interest thereon or additions thereto.
          “Taxing Authority” means any federal, state or local government or other taxing authority in the United States, any foreign government or any political subdivision or taxing authority thereof, any international taxing authority or any territory or possession of the United States or any taxing authority thereof.
          “Triggering Event” has the meaning assigned to such term in the Intercreditor Agreement.
          “Trust Supplements” means (i) that certain agreement supplemental to the Basic Pass Through Trust Agreement referred to in Schedule II to the Note Purchase Agreement and (ii) in the case of any Class B Certificates, if issued whether in connection with the initial issuance of any Series B Equipment Notes or in connection with any subsequent redemption of such Series B Equipment Notes and issuance of new Series B Equipment Notes, an agreement supplemental to the Basic Pass Through Trust Agreement pursuant to which (a) a separate trust

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is created for the benefit of the holders of such Class B Certificates, (b) the issuance of such Class B Certificates representing fractional undivided interests in the Class B Pass Trough Trust is authorized and (c) the terms of such Class B Certificates are established.
          “Underwriters” has the meaning set forth in the fifth recital to the Note Purchase Agreement.
          “Underwriting Agreement” has the meaning set forth in the fifth recital to the Note Purchase Agreement.
          “United States” means the United States of America.
          “U.S. Bank” has the meaning set forth in the first paragraph of the Note Purchase Agreement.

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EXHIBIT A to
NOTE PURCHASE AGREEMENT
FORM OF FUNDING NOTICE
FUNDING NOTICE
Dated as of [                    ]
To each of the addressees listed
     in Schedule A hereto

Re:	Funding Notice in accordance with Note Purchase Agreement referred to below
Ladies and Gentlemen:
     Reference is made to the Note Purchase Agreement, dated as of July 7, 2009, among American Airlines, Inc. (the “Company”), U.S Bank Trust National Association, as Class A Pass Through Trustee (as defined therein) (the “Class A Pass Through Trustee”), U.S. Bank Trust National Association, as Subordination Agent (the “Subordination Agent”), U.S. Bank National Association, as Escrow Agent (the “Escrow Agent”), and U.S. Bank Trust National Association, as Paying Agent (the “Paying Agent”) (as in effect from time to time, the “Note Purchase Agreement”). Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Note Purchase Agreement or, to the extent not defined therein, the Intercreditor Agreement.
     Pursuant to Section 1(b) of the Note Purchase Agreement, the undersigned hereby notifies you, in respect of the aircraft described in Schedule B hereto (the “Aircraft”), of the following:
(1)	The Funding Date of the Aircraft shall be [ ] [(which date is no more than 90 days after the delivery of the Aircraft to the Company by the Manufacturer under the Aircraft Purchase Agreement)][1];

(2)	The aggregate amount of each series of Equipment Notes to be issued, and purchased by the [Class A Pass Through Trustee] [respective Pass Through Trustees referred to below each, a “Pass Through Trustee”)], on the Funding Date, in connection with the financing of such Aircraft is as follows:

[1]	To be included in Funding Notices with respect to each Prefunded Aircraft that is not a Substitute Aircraft.

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[(a)]	the Class A Pass Through Trustee shall purchase Series A Equipment Notes in the amount of $[ ][; and

(b)	the Class B Pass Through Trustee shall purchase Series B Equipment Notes in the amount of $[ ]].
     The Company hereby instructs the Class A Pass Through Trustee to (i) execute a Withdrawal Certificate in the form of Annex A hereto dated as of [                    ] and attach thereto a Notice of Purchase Withdrawal dated such date completed as set forth on Exhibit A hereto and (ii) deliver such Withdrawal Certificate and Notice of Purchase Withdrawal to the [applicable] Escrow Agent.
     [If applicable, to include an instruction from the Company to the Class B Pass Through Trustee with respect to obtaining funds necessary to purchase the Series B Equipment Notes.]
     The Company hereby instructs the Class A Pass Through Trustee to (i) purchase the Series A Equipment Notes in an amount set forth opposite the Class A Pass Through Trustee in clause (2) above with a portion of the proceeds of the withdrawals of Deposits referred to in the applicable Notice of Purchase Withdrawal referred to above and (ii) re-deposit with the Depositary the excess, if any, of the amount so withdrawn over the purchase price of such Equipment Notes.
     [The Company hereby instructs the Class B Pass Through Trustee to purchase the Series B Equipment Notes in an amount set forth opposite the Class B Pass Through Trustee in clause (2) above with the amounts [describe the source of funds].]
     The Company hereby instructs [each] [the Class A] Pass Through Trustee to (a) enter into the Participation Agreement (N[___]) dated as of [                    ] among the Company and U.S. Bank Trust National Association, as Loan Trustee, Subordination Agent and the Pass Through Trustee of each Pass Through Trust in existence as of the date thereof, substantially in the form previously provided, (b) perform its obligations thereunder and (c) deliver such certificates, documents and legal opinions relating to such [Class A] Pass Through Trustee as are required thereby.
Yours faithfully,
American Airlines, Inc.

By:
Name:
Title:
Note Purchase Agreement
2009-1 Aircraft EETC

Schedule A to
Funding Notice
U.S. Bank Trust National Association, as
 [Class A] Pass Through Trustee
300 Delaware Avenue, 9th Floor
Mail Code EX-DE-WDAW
Wilmington, Delaware 19801
Attention: Corporate Trust Services
Reference: American Airlines 2009-1 EETC
Telephone: (302) 576-3703
Facsimile: (302) 576-3717
U.S. Bank Trust National Association, as
     Subordination Agent and Paying Agent
One Federal Street, 3rd Floor
Mail Code EX-MA-FED
Boston, Massachusetts 02110
Attention: Corporate Trust Services
Reference: American Airlines 2009-1 EETC
Telephone: (617) 603-6553
Facsimile: (617) 603-6683
U.S. Bank National Association, as
     Escrow Agent
One Federal Street, 3rd Floor
Boston, Massachusetts 02110
Attention: Corporate Trust Services
Reference: American Airlines 2009-1 EETC
Telephone: (617) 603-6553
Facsimile: (617) 603-6683
The Bank of New York Mellon, as
     Depositary
101 Barclay Street, Floor 8W
New York, New York 10286
Attention: Corporate Finance, Mary Miselis, Vice President
Reference: American Airlines 2009-1 EETC
Telephone: (212) 815-4812
Facsimile: (212) 815-5704
Standard & Poor’s Ratings Services
55 Water Street, 35th Floor
New York, New York 10004
Attention: Michael K. Vernier

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Reference: American Airlines 2009-1 EETC
Telephone: (212) 438-6629
Facsimile: (212) 438-6632
Moody’s Investors Service, Inc.
7 World Trade Center at 250 Greenwich Street
New York, New York 10007
Attention: Jonathan Root, Vice President — Senior Analyst
     Airlines, Municipal Solid Waste, Shipping Sectors
Reference: American Airlines 2009-1 EETC
Telephone: (212) 553-1672
Facsimile: (212) 298-6481

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Schedule B to
Funding Notice
Aircraft
One Boeing [Model] aircraft bearing U.S. Registration Mark                      and manufacturer’s serial number                      together with two [Engine Manufacturer and Model] engines [expected to bear] [bearing] manufacturer’s serial numbers                      and                     .

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Schedule C to
Funding Notice
Equipment Notes

Relevant Pass	Series of Equipment		Original Principal
Through Trustee	Notes	Equipment Note No.	Amount

Class A Pass Through Trustee	Series 2009-1A-___	No. A-___-___	$_________

[Class B Pass Through Trustee]	[Series 2009-1B-___]	[No. B-___-___]	[$_________]

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2009-1 Aircraft EETC

Annex A to
Funding Notice
WITHDRAWAL CERTIFICATE
(Class A)
U.S. Bank National Association,
as Escrow Agent
One Federal Street, 3rd Floor
Boston, Massachusetts 02110
Attention: Corporate Trust Services
Reference: American Airlines 2009-1 EETC
Telephone: (617) 603-6553
Facsimile: (617) 603-6683
Ladies and Gentlemen:
Reference is made to the Escrow and Paying Agent Agreement (Class A), dated as of July 7, 2009 (the “Agreement”). We hereby certify to you that the conditions to the obligations of the undersigned to execute a Participation Agreement pursuant to the Note Purchase Agreement have been satisfied. Pursuant to Section 1.02(c) of the Agreement, please execute the attached Notice of Purchase Withdrawal and immediately transmit by facsimile to the Depositary, at The Bank of New York Mellon, as Depositary, 101 Barclay Street, Floor 8W, New York, New York 10286, attention: Corporate Finance, Mary Miselis, Vice President, Reference: American Airlines 2009-1 EETC, telephone: (212) 815-4812, facsimile: (212) 815-5704.
          Capitalized terms used herein but not defined herein shall have the meanings set forth in the Agreement.

Very truly yours, U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity but solely as Pass Through Trustee
By:
Name:
Title:

Dated: As of [                     ___, 20___]

Note Purchase Agreement
2009-1 Aircraft EETC

Exhibit A to
Funding Notice
NOTICE OF PURCHASE WITHDRAWAL
The Bank of New York Mellon,
as Depositary
101 Barclay Street, Floor 8W
New York, New York 10286
Attention: Corporate Finance, Mary Miselis, Vice President
Reference: American Airlines 2009-1 EETC
Telephone: (212) 815-4812
Telecopier: (212) 815-5704
Ladies and Gentlemen:
          Reference is made to the Deposit Agreement (Class A) dated as of July 7, 2009 (the “Deposit Agreement”) between U.S. Bank National Association, as Escrow Agent, and The Bank of New York Mellon, as Depositary (the “Depositary”).
          In accordance with Section 2.3(a) of the Deposit Agreement, the undersigned hereby requests the withdrawal of the entire amount of the Deposit, $[                    ], Account No. [                    ].
The undersigned hereby directs the Depositary to pay the entire amount of the Deposit to [American Airlines, Inc. at JP Morgan Chase, ABA# [            ], Account No. 910-1-019884, Reference: American Airlines 2009-1 EETC] [the Pass Through Trustee at U.S. Bank Trust National Association, Wilmington, Delaware, ABA# [            ], Corporate Trust, Account No. [            ], Reference: American Airlines 2009-1 EETC]2 on [                    ], 20___, upon the telephonic request of a representative of the Pass Through Trustee.

U.S. BANK NATIONAL ASSOCIATION, as Escrow Agent
By
Name:
Title:

Dated: As of [                     ___, 20___]

[2]	If there are any excess amounts that would need to be re-deposited pursuant to the applicable Funding Notice, the account to be specified here should be that of the Pass Through Trustee. If there are no such excess amounts, the account number to specified here should be that of American.

Note Purchase Agreement
2009-1 Aircraft EETC

EXHIBIT B to
NOTE PURCHASE AGREEMENT
FORM OF PARTICIPATION AGREEMENT
[Filed as Exhibit 4.8.]

Note Purchase Agreement
2009-1 Aircraft EETC

EXHIBIT C to
NOTE PURCHASE AGREEMENT
FORM OF INDENTURE
[Filed as Exhibit 4.9]

Note Purchase Agreement
2009-1 Aircraft EETC